Exhibit 99.1

Tower Group, Inc. Announces Special Meeting of Stockholders

CastlePoint Holdings, Ltd. Announces Special General Meeting of Shareholders

NEW YORK & HAMILTON, Bermuda--(BUSINESS WIRE)--December 19, 2008--Tower Group, Inc. (“Tower”) (NASDAQ:TWGP) announced today that it has fixed a record date and special meeting date for its stockholders to consider and vote on the authorization and issuance of shares of Tower common stock in connection with the merger of CastlePoint with and into a wholly-owned subsidiary of Tower, as previously announced on August 4, 2008. In addition, CastlePoint Holdings, Ltd. (“CastlePoint”) (NASDAQ:CPHL) announced today that it has fixed a record date and special general meeting date for its shareholders to consider and vote on the merger.

Tower’s special meeting of stockholders will be held on January 28, 2009 at 10:00 A.M., Eastern time, at the Millenium Hilton, 55 Church Street, New York, New York 10007. Tower’s stockholders of record at the close of business on December 4, 2008, will be entitled to notice of, and to vote at, the Tower special meeting. A definitive joint proxy statement/prospectus for the Tower special meeting will be mailed to stockholders of record on or about December 19, 2008.

CastlePoint’s special general meeting of members (shareholders) will be held on January 27, 2009 at 10:00 A.M., Atlantic time, at the Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda. CastlePoint shareholders of record at the close of business on December 4, 2008, will be entitled to notice of, and to vote at, the CastlePoint special general meeting. A definitive joint proxy statement/prospectus for the CastlePoint special general meeting will be mailed to shareholders of record on or about December 19, 2008.

All required regulatory approvals have been addressed. On December 19, the Securities and Exchange Commission (the “Commission”) declared effective the registration statement on Form S-4 for the registration of shares of Tower common stock to be issued in connection with the merger. Tower and CastlePoint have received early termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended. In addition, the New York State Insurance Department has advised that Tower is not required to obtain approval from it to close the merger. The closing of the merger will not require approval from any other insurance department or regulatory authority, including the Florida Office of Insurance Regulation.

About Tower

Tower offers property and casualty insurance products and services through its operating subsidiaries. Its insurance company subsidiaries offer insurance products to individuals and small to medium-sized businesses. Tower’s insurance services subsidiaries provide underwriting, claims and reinsurance brokerage services to other insurance companies.

About CastlePoint

CastlePoint, a Bermuda-based holding company, through its subsidiaries, CastlePoint Reinsurance Company, CastlePoint Management Corp., and CastlePoint Insurance Company, provides property and casualty insurance and reinsurance business solutions, products and services to small insurance companies and program underwriting agents in the United States.

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Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This press release or any other written or oral statements made by or on behalf of Tower and CastlePoint may include forward-looking statements that reflect Tower’s and CastlePoint’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, HIG, Inc. (“Hermitage”), which CastlePoint has agreed to acquire pursuant to a Stock Purchase Agreement dated as of August 27, 2008 and with respect to which Tower and CastlePoint have entered into a separate asset purchase agreement dated as of August 26, 2008 pursuant to which Tower has agreed to acquire certain operating assets of Hermitage from CastlePoint, and the combined companies to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the Hermitage transactions or the merger on the proposed terms and schedule; the failure of the shareholders of CastlePoint to approve the merger; the failure of the stockholders of Tower to approve the increase of authorized shares of Tower common stock or the issuance of such shares; the failure to satisfy the closing conditions to the Hermitage acquisition or the merger; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the Hermitage acquisition or the merger may not be fully realized or may take longer to realize than expected; disruption from the Hermitage acquisition or the merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of the Hermitage acquisition or merger and/or the other transactions contemplated by the Hermitage stock purchase agreement or the merger agreement differently from CastlePoint and Tower’s tax advisors; costs relating to the transactions; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Hermitage, CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world’s financial and capital markets that adversely affect the performance of Hermitage’s, CastlePoint’s and Tower’s investments; changes in regulations or laws applicable to Hermitage, CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Hermitage’s, CastlePoint’s or Tower’s reinsurers to pay claims timely or at all; decreased demand for Hermitage’s, CastlePoint’s or Tower’s insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Hermitage’s, CastlePoint’s and Tower’s insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect due to, among other things, the foregoing factors, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

Although the acquisition of Hermitage by CastlePoint and sale of Hermitage operating assets by CastlePoint to Tower is not subject to approval by either Tower stockholders or CastlePoint shareholders, information regarding the transaction will be included in the joint proxy statement/prospectus related to the merger.

Stockholders of Tower and shareholders of CastlePoint are urged to read the joint proxy statement/prospectus regarding the proposed merger because it will contain important information. Tower and CastlePoint filed a preliminary joint proxy statement/prospectus on Form S-4 with the Commission on September 30, 2008, Amendment No. 1 on November 10, 2008, Amendment No. 2 on December 3, 2008 and Amendment No. 3 on December 15, 2008. The definitive joint proxy statement/prospectus is expected to be available on or about December 19, 2008. Stockholders of Tower and shareholders of CastlePoint will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Commission’s Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the each company’s website:

http://www.twrgrp.com/ or http://www.castlepoint.bm/

Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the stockholders of Tower and/or shareholders of CastlePoint in respect of the proposed merger. Information regarding each of Tower’s and CastlePoint’s directors and executive officers is available in the joint proxy statement/prospectus filed with the Commission. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus when it becomes available.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information visit Tower’s website at:

http://www.twrgrp.com/.

or CastlePoint’s website at:

http://www.castlepoint.bm/

CONTACT:
Tower Group, Inc., New York
Thomas Song, Managing Vice President, 212-655-4789
tsong@twrgrp.com
or
CastlePoint Holdings, Ltd.
Joel S. Weiner, Senior Vice President
and Chief Financial Officer, 441-294-6400
info@castlepoint.bm